UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 582-7200

(Former name or former address, if changed since last report)

1. ITEM 5. Other Events.
2. ITEM 7. Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.25
EXHIBIT 99.1

1. ITEM 5. Other Events.

     Attached hereto as Exhibit 10.25 and Exhibit 99.1 and incorporated by reference herein is the text of an agreement between Stamps.com Inc. and Pitney Bowes Inc. and the related press release, respectively.

     For further information relating to the disputes between Stamps.com and Pitney Bowes, please refer to Stamps.com’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2003. All discussions with respect to such disputes are incorporated in this document by reference, subject to the additional information provided herein.

2. ITEM 7. Exhibits

(c) Exhibits

No. Description

10.25 Patent License and Settlement Agreement dated December 19, 2003 by and between Stamps.com Inc. and Pitney Bowes Inc.

99.1 Press Release dated December 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.

(Registrant)

December 22, 2003	/s/ Kenneth McBride

Date	(Signature)

Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.25++	Patent License and Settlement Agreement dated December 19, 2003 by and between Stamps.com Inc. and Pitney Bowes Inc.

99.1	Press Release dated December 22, 2003.

++Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.